Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                          MAY 10, 1999 (APRIL 23, 1999)


                           SYNAGRO TECHNOLOGIES, INC.
                          (Exact name of registrant as
                            specified in its charter)


  DELAWARE                         0-21054                       76-0511324
(State or other                  (Commission                     (IRS Employer
jurisdiction of                  File Number)                  Identification
incorporation)                                                      Number)

                            1800 BERING, SUITE 1000
                              HOUSTON, TEXAS 77057
             (Address of principal executive offices and zip code)

                                (713) 369-1700
                        (Registrant's telephone number,
                             including area code)

                                     N/A
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

A.    ACQUISITION OF ANTI-POLLUTION ASSOCIATES, INC. AND D&D PUMPING, INC.

      On April 23, 1999, Synagro Technologies, Inc., a Delaware corporation ("SYNAGRO"), through its wholly-owned subsidiary, APA Acquisition Corp. ("APA"), acquired Anti-Pollution Associates, Inc. ("ANTI-POLLUTION") and D&D Pumping, Inc. (including the business known as Jewell's Sewage Service North) ("D&D") pursuant to an Agreement and Plan of Merger (the "ANTI-POLLUTION MERGER AGREEMENT") by and among Synagro, APA, Anti-Pollution, D&D and Don Evans, dated the same date. Anti-Pollution and D&D are biosolids management companies with operations in Florida. Pursuant to the Anti-Pollution Merger Agreement, Don Evans, the sole shareholder of Anti-Pollution and D&D, received an aggregate of
(i) 192,838 shares of Synagro common stock and (ii) cash consideration of $672,521. The purchase price was determined based upon an evaluation of the business of Anti-Pollution and D&D and the results of negotiations between the parties. Synagro financed all of the cash portion of the merger consideration with borrowings under its credit facility with Bank of America. The acquisition will be recorded using the purchase method of accounting.

B.    ACQUISITION OF AMSCO, INC.

      On April 30, 1999, Synagro, through its wholly-owned subsidiary, AMS Acquisition Corp. ("AMS"), acquired Amsco, Inc. ("AMSCO") pursuant to an Agreement and Plan of Merger (the "AMSCO MERGER AGREEMENT") by and among Synagro, AMS, Amsco and Randall S. Tuttle and B.E. Tuttle, dated the same date. Amsco is a biosolids management company with operations in North Carolina, Georgia and Tennessee. Pursuant to the Amsco Merger Agreement, Randall S. Tuttle and B.E. Tuttle received an aggregate of (i) 2,851,945 shares of Synagro common stock and (ii) cash consideration of $8,954,000. The purchase price was determined based upon an evaluation of the business of Amsco and the results of negotiations between the parties. Synagro financed all of the cash portion of the merger consideration with borrowings under its credit facility with Bank of America. The acquisition will be recorded using the purchase method of accounting.

      The foregoing discussions are only a summary and are qualified in their entirety by reference to the attached press releases and the Agreement and Plan of Merger for each transaction filed as exhibits hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      A.    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

            As of the filing date of this Form 8-K, Synagro has found it impracticable to file the required financial statements of the acquired businesses. Synagro intends to file the required financial statements at the earliest practicable date but in any event no later than 60 days after the date the initial report on Form 8-K was required to be filed.

      B.    PRO FORMA FINANCIAL INFORMATION.

            As of the filing date of this Form 8-K, Synagro has found it impracticable to file the required pro forma financial information for the acquisitions. Synagro intends to file the required pro forma financial information at the earliest practicable date but in any event no later than 60 days after the date the initial report on Form 8- K was required to be filed.

      C.    EXHIBITS

            Exhibit 1      Agreement and Plan of Merger, dated April 23, 1999, by and among Synagro Technologies, Inc., APA Acquisition Corp.,
                           Anti-Pollution Associates, Inc., D&D Pumping, Inc. and Don
                           Evans.

            Exhibit 2      Agreement and Plan of Merger, dated April 30, 1999, by and among Synagro Technologies, Inc., AMS Acquisition Corp.,
                           Amsco, Inc. and Randall S. Tuttle and B.E. Tuttle.

            Exhibit 3      Press Release dated April 27, 1999 relating to the acquisition of Anti-Pollution Associates, Inc. and D&D Pumping, Inc.

            Exhibit 4      Press Release dated May 3, 1999 relating to the acquisition of
                           Amsco, Inc.

                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SYNAGRO TECHNOLOGIES, INC.


Dated: May 10, 1999                 By:/s/MARK A. ROME
                                          Mark A. Rome, Executive Vice President